VERMILLION®

Informatic Solutions to Personalize Gynecologic Disease Management

NASDAQ: VRML
JANUARY 2016

ASPiRA LABS®
YOUR HEALTH. OUR PASSION.

FORWARD-LOOKING STATEMENTS

This presentation contains forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. Words such as "may," "expects," "intends," "anticipates," "believes," "estimates," "plans," "seeks," "could," "should," "continue," "will," "potential," "projects" and similar expressions are intended to identify such forward-looking statements.

Readers are cautioned that these forward-looking statements speak only as of the date of this presentation, and the Company does not assume any obligation to update, amend or clarify them to reflect events, new information or circumstances after such date except as required by law. Company estimates set forth in this presentation are based on various sources of information and various assumptions and judgments made by the Company, which Company management believes are reasonable. However, the Company cannot assure you that Company estimates are correct, and actual data may materially differ from Company estimates.

The forward-looking statements reflect the views of the Company as of the date of this presentation and are subject to certain risks, uncertainties and assumptions, including those described in the section entitled "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2014 and quarterly report on Form 10-Q for the quarter ended September 30, 2015.

Company Overview

- **Ticker Symbol: VRML** (NASDAQ CM)
- **Market Cap** (12-21-2015)**: $91.0M**
  - Shares Outstanding (10-31-2015): 52.0M
- **Cash and Cash Equivalents** (9-30-2015)**: $24.0M**
- **Enterprise Value: $67.0M**

Vermillion's Focus is Gynecologic Health

Our Vision

To be the **global leader in personalized medical management of gynecologic health** to improve clinical outcomes for **patients, physicians** and **payers**

Our Mission

To aid clinicians in **diagnosing** women with **pelvic masses** to optimize their care and ultimately **save lives,** while improving the **quality** and **cost** of their care

Collaborations

With leading scientific and clinial institutions such as **Johns Hopkins, UCI, MD Anderson, Moffitt, Kaiser, DOD** and **Quest Diagnostics**

Flagship Product/Platform

OVA1®, **the first FDA-cleared, multi-biomarker liquid biopsy** for pre-surgical triage of ovarian cancer, >80,000 performed to date


Ova1

Commercial Partner

Quest Diagnostics

Collaborators

Johns Hopkins University

MD Anderson Cancer Center

UC Irvine

USAMRMC

University of Kentucky

Kaiser Permanente

Investment Highlights

- First of its kind, FDA-cleared multi-variate technology platform
- Target market expanding to >$1 billion with the OVA family of products*
- New Management Team in place
- Key investor support from Jack W. Schuler and Oracle Investment Management
- February 2015 – ASPiRA sales force hired
- March 2015 – New commercial agreement with Quest
- April 2015 – Strategic partnership and quality benchmarking study with Kaiser Permanente (Southern California) announced
- May 2015 – Initial positive top line Overa® results presented at ASCO
- July 2015 – Completed national licensure of ASPiRA Labs (test offering in all 50 states)
- August 2015 – All OVA1 testing migrated from Quest Diagnostics to ASPiRA LABS
- October 2015 – Overa, the next generation OVA1 test, CE marked in the European Union
- December 2015 – Published OVA1 cost effectiveness data
- Completed 2015 with ~33.7M lives under positive medical policy coverage

*According to Company estimates

Vermillion Has a Large Market Opportunity

US healthcare system annually spends $22B on endometriosis care[1], $5.1B on Ov Ca care[2] and $1.2B on PCOS care[3]



Physiologic Cyst
Benign Mass
Cancer
Non-Gyn Mass
15K[4]
22K[4]
100K - 300K[5]
75-90% benign[5]
500K -1M[5]
98% benign[5]
20M[6]
Confusion Matrix of Diagnoses:
Endometriosis
PCOS
Functional Cysts
Ovarian Cancer Deaths
Ovarian Cancer
Pelvic Masses to Surgery
Pelvic Masses
Pelvic Diseases
Product Development
2010-2015
2016-2019
OVA1®
Overera®
Overa plus
OVA^X
DxA

1. UCSF School of Medicine 2. National Cancer Institute 3. Jason, et al. JAMA Internal Medicine 171(13)
4. American Cancer Society 5. Company estimates 6. www.Womenshealth.gov

Ovarian Cancer - The Size of the Problem

Ovarian cancer stage at presentation and survival

Stage	Description	Incidence	5-Year Survival
Stage I	Confined to the ovary	23%	90%
Stage II	Extends to true pelvis	13%	80%
Stage III	Extends beyond the true pelvis	47%	15-20%
Stage IV	Distant disease	16%	<5%

>60% of ovarian cancers are diagnosed at late stages

Cancer Site	Ovary	Breast
5-Year Survival	45.6%	89.4%

SEER data
Adapted from Barakat RR, et al. Principles and Practice of Gynecologic Oncology, 5th ed. Baltimore, MD: Lippincott Williams & Wilkins, 2009

Despite This Unmet Clinical Need…

…no solution exists.

Current standard of care is inadequate to manage patients and results in **poor outcomes** and **increased costs**



Clinical findings are inadequate…

- Physical exam is specialist-dependent
- Imaging is subjective



…as are commonly used biomarkers

- CA-125, often used off-label[1]
- High rate of false negatives, stage-dependent[2]
- Non-specific - other conditions Dx (liver, GI, breast)[3]

1. Moss ET, et al., Clin Pathol 2005;58:308-312
2. Bristow RE, et al., Gynecol Oncol. 2013;128:252-259
3. Fristche HA, and Bast RC, Clin Chem. 1998 Jul;44(7):1379-80

Vermillion's Solution

Ova1

An **FDA-cleared liquid biopsy test**, which pre-operatively assesses risk of ovarian cancer and helps triage high risk patients

The OvaCalc® algorithm combines five biomarker results into a single numerical "test value" related to the probability of malignancy


B2 microglobulin
Host response
CA125-II
Released by tumor cells
Cholesterol transport
Apolipoprotein A1
Hormone and vitamin transport
Prealbumin
Iron transport
Transferrin
Interpret OVA1 on a 0-10 scale
<5.0
≥5.0
Premenopausal
0 1 2 3 4 5 6 7 8 9 10
<4.4
≥4.4
Postmenopausal
0 1 2 3 4 5 6 7 8 9 10
Low probability of ovarian malignancy
High probability of ovarian malignancy

Vermillion's Solution: How It is Used in Practice


Before Protocol:
Physical Exam and History
Clinical Interpretation
?
TVUS for surgical consideration
Miss 23%[2]
?
CA-125
Miss 26% (All)[3]
Miss 43% (Stage I)[4]
?
MRI/CT scan
Miss 20%[2]
Low Risk
Uncertain
High Risk
Observe/ Gyn Care
Gyn Onc Care
After Protocol:
Annual Survey
Physical Exam and History
TVUS for surgical consideration
Confidently Benign
Not Clearly Benign
(-) Red Flags e.g., family history
(+) Red Flags e.g., family history
Observe/ Gyn Care
OVA1
96% cancer detction[3]
Lower Risk
Higher Risk
Gyn Care
Gyn Onc Care

1. Goodrich ST, et al., Am J Obstet Gynecol. 2014 Jul;211(1):65.e1-65.e11.
2. Bristow RE, et al., Gynecol Oncol. 2013;128:252-259
3. Longoria TC, et al. 2014. Am J Obstet Gynecol doi: 10.1016/j.ajog.2013.09.017.

Vermillion's Solution: How It is Used in Practice


ASPIRA LABS
YOUR HEALTH. OUR PASSION.

CLINICAL REPORT - PREMENOPAUSAL

PATIENT AND ORDER INFORMATION

Name: Jane Doe | Accession No:
MRN: | Client No: | Released by:
DOB: Age: Sex: | Final Report Date:
Date Specimen Collected: | Date Specimen Received:

CLIENT INFORMATION | **PHYSICIAN INFORMATION**
TEL: | Ordering Physician: | Copy-to-Physician:
FAX:

OVA1® TEST RESULT

OVA1 Score: 3.7 | Low Risk of Ovarian Malignancy

OVA1 REFERENCE RANGE

OVA1 Premenopausal Cutoff 5.0
0 1 2 3 4 5 6 7 8 9 10
LOWER LIKELIHOOD OF OVARIAN MALIGNANCY | HIGHER LIKELIHOOD OF OVARIAN MALIGNANCY

REFERENCE RANGE

In a study of 144 premenopausal subjects with a pelvic mass, in which 26 subjects were found to have ovarian cancer, OVA1's performance data was: 90.0% sensitivity and 56.8% specificity.

INTERPRETING THE OVA1 TEST:
OVA1 should not be used without an independent clinical/radiological evaluation and is not intended to be a screening test or to determine whether a patient should proceed to surgery. Incorrect use of OVA1 carries the risk of unnecessary testing, surgery, and/or delayed diagnosis. OVA1 measures the levels of five proteins in the blood and then uses the OvaCalc software to calculate a single score. A woman's likelihood of cancer depends largely on how high or low the score, based on a scale of 0 to 10. However, the cutoffs are rigid in that the risk of malignancy is significantly different for patients with a score that is above or the below the cutoff. A high OVA1 score is not a diagnosis of cancer, rather it indicates an increased risk.

LAB NOTES: Sample Report | PHYSICIAN NOTES:

REFERENCE MATERIAL

Pre-Menopausal Malignancy Rate
OVA1 Score

Selected premenopausal demographic information: The study from which this performance data was generated included 424 premenopausal subjects. Overall, 367 patients (86.6%) had benign pathology, 57 patients (13.4%) had a pelvic malignancy. There were 40 primary ovarian cancers, with 57.5% of these patients having Stage I/II disease. Selected inclusion criteria includes, females age >18 years and a documented pelvic mass planned for surgical intervention within 3 months of imaging. This performance data and the OVA1 Instructions for Use indicate that referral should use a Boolean "OR" combining physician assessment and OVA1 risk stratification, so that a positive result from either will trigger patient evaluation by a gynecologic oncologist.

ASPIRA LABS
Herbert Fritsche, Ph.D.
Laboratory Director
©2015, ASPIRA Labs


ASPIRA LABS
YOUR HEALTH. OUR PASSION.

CLINICAL REPORT - POSTMENOPAUSAL

PATIENT AND ORDER INFORMATION

Name: | Accession No:
MRN: | Client No: | Released by:
DOB: Age: Sex: | Final Report Date:
Date Specimen Collected: | Date Specimen Received:

CLIENT INFORMATION | **PHYSICIAN INFORMATION**
TEL: | Ordering Physician: | Copy-to-Physician:
FAX:

OVA1® TEST RESULT

OVA1 Score: 7.1 | Elevated Risk of Ovarian Malignancy

OVA1 REFERENCE RANGE

OVA1 Postmenopausal Cutoff 4.4
0 1 2 3 4 5 6 7 8 9 10
LOWER LIKELIHOOD OF OVARIAN MALIGNANCY | HIGHER LIKELIHOOD OF OVARIAN MALIGNANCY

REFERENCE RANGE

In a study of 125 postmenopausal subjects with a pelvic mass, in which 46 subjects were found to have ovarian cancer, OVA1's performance data was: 91.3% sensitivity and 41.9% specificity.

INTERPRETING THE OVA1 TEST:
OVA1 should not be used without an independent clinical/radiological evaluation and is not intended to be a screening test or to determine whether a patient should proceed to surgery. Incorrect use of OVA1 carries the risk of unnecessary testing, surgery, and/or delayed diagnosis. OVA1 measures the levels of five proteins in the blood and then uses the OvaCalc software to calculate a single score. A woman's likelihood of cancer depends largely on how high or low the score, based on a scale of 0 to 10. However, the cutoffs are rigid in that the risk of malignancy is significantly different for patients with a score that is above or the below the cutoff. A high OVA1 score is not a diagnosis of cancer, rather it indicates an increased risk.

LAB NOTES: Sample Report | PHYSICIAN NOTES:

REFERENCE MATERIAL

Post-Menopausal Malignancy Rate
OVA1 Score

Selected postmenopausal demographic information: The study from which this performance data was generated included 346 postmenopausal subjects. Overall, 239 patients (69.1%) had benign pathology, 107 patients (30.9%) had a pelvic malignancy. There were 75 primary ovarian cancers, with 49.3% of these patients having Stage I/II disease. Selected inclusion criteria includes, females age >18 years and a documented pelvic mass planned for surgical intervention within 3 months of imaging. This performance data and the OVA1 Instructions for Use indicate that referral should use a Boolean "OR" combining physician assessment and OVA1 risk stratification, so that a positive result from either will trigger patient evaluation by a gynecologic oncologist.

ASPIRA LABS
Herbert Fritsche, Ph.D.
Laboratory Director
©2015, ASPIRA Labs

OVA1® vs Standard of Care

	CA-125†	CA-125/TVUS/ Clinical assessment	Ova1
Sensitivity Across Stages*			
Stage I	✗	✗	✓
Stage II	✗	✗	✓
Stage III	✓	✓	✓
Stage IV	✓	✓	✓
Sensitivity Across Menopausal Status*			
Pre-menopausal	✗	✗	✓
Post-menopausal	✓	✓	✓
Sensitivity Across Histological Subtypes*			
Epithelial ovarian cancer	✓	✓	✓
Non-epithelial cancer	✗	✗	✓
Low malignant potential	✗	✗	✓
Metastatic	✓	✓	✓
Non-ovarian cancer	✗	✗	✓

Bristow RE, et al., Gynecol Oncol. 2013;128:252-259

* ≥80% sensitivity to cancer

† Cut-off: premenopausal subjects CA125>200U/mL; postmenopausal subjects CA125>35U/mL

TVUS: Transvaginal Ultrasound

OVA1® vs Standard of Care[1] – Stage I and II



85% Reduction
100%
50%
0%
37%
63%
31%
69%
23%
77%
8%
92%
5%
95%
CA125-II*
Clinical Assessment*†
Modified ACOG**
OVA1
OVA1 + Clinical Assessment†
Rate of Cancer MISSED
Rate of Cancer DETECTED

(n= 1016 surgeries, with 86 early stage cases, 61 Stage I, 25 Stage II)

† Clinical Impression included physician physical examination and imaging, per the study inclusion criteria, and CA 125, if used

* Significant difference in sensitivity as compared to OVA1 + Clinical Assessment (from McNemar's test $p<0.05$)

** High risk premenopausal: CA 125 (>67 U/mL), ascites, or evidence of abdominal/distant metastasis. Postmenopausal women: CA 125 (>35 U/mL), nodular or fixed pelvic mass, ascites, or evidence of abdominal/distant metastasis.

1. Longoria TC, et al. 2014. Clinical performance of a multivariate index assay for detecting early-stage ovarian cancer. Am J Obstet Gynecol doi: 10.1016/j.ajog.2013.09.017.

Key Publications

Title		Author, Institution	N	Conclusions
 OBSTETRICS & GYNECOLOGY	Effectiveness of a multivariate index assay in the preoperative assessment of ovarian tumors	Ueland, et al. University of Kentucky	590 patients	• First pivotal trial of OVA1®, n = 590 • **OVA1 detected 76% of malignancies missed by CA-125** • The performance of OVA1 was consistent in early- and late-stage cancers
 GYNECOLOGIC ONCOLOGY	Ovarian malignancy risk stratification of the adnexal mass using a multivariate index assay	Bristow, et al. UC, Irvine	494 patients	• Second pivotal trial of OVA1 with 494 surgeries • **OVA1 added to clinical impression (CI) reduced cancers missed from 26% to 4%** • NPV was 98%, PPV was 31%
 AJOG	Clinical performance of a multivariate index assay for detecting early-stage ovarian cancer	Longoria, et al., UC Irvine	1016 patients	• Compared CA125, CI or mod-ACOG standard of care to OVA1 in early-stage OvCa • OVA1 showed superior sensitivity for risk stratification vs CA125, CI and mod-ACOG • **OVA1 with CI reduced early-stage cancers missed from 31% to just 5%**
 AJOG	The effect of ovarian imaging on the clinical interpretation of a multivariate index assay	Goodrich, et al. University of Kentucky	1024 patients	• Compared OVA1 head-to-head or in combination with ultrasound or CT scan • **US missed 23% of OvCa, CT missed 20%** • **Using OVA1 with US reduced OvCa missed to just 2%** • Study showed that OvCa risk can be personalized by a multi-modality algorithm

Publications Drive Standard of Care/Reimbursement

Published Evidence → **Guidelines** → **Payers**

Ueland, et al.
Obstetrics and Gynecology, 2011

Bristow, et al.
Gynecologic Oncology, 2013

Longoria, et al.
Am J Obstet Gynecol, 2013

Goodrich, et al.
Am J Obstet Gynecol, 2015

Forde, et al.
Curr Med Res Opin. 2015

SGO
Society of Gynecologic Oncology

Society of Gynecologic Oncology

Position Statements
Issued 2011, Updated 2013

Tests measuring blood levels of five proteins may be useful in identifying women with an ovarian mass who should be referred to a gynecologic oncologist.

COMMITTEE OPINION

Medicare

MEDI-CAL

BlueCross BlueShield

Intellectual Property

Strong IP Protection

Granted			Pending			Family
USA	Ex US	Total	USA	Ex US	Total	
7	43	50	11	37	48	15

- Issued patents covering various ovarian cancer biomarkers
- Pending patent applications covering OVA1® and Overa® products
- Algorithm - kept as trade secret

Continuing Product Development

Improvement to OVA1's biomarker technology is expected soon…

Ova1 → Overa™

Increased specificity and positive predictive value (PPV), maintaining the same high sensitivity and NPV as OVA1, more accurately assorting patients for referral

Expected to be launched in early 2016

Overa® - Breakthrough in Ovarian Cancer Management

Standalone Risk Stratification

	Sensitivity	Specificity	PPV	NPV
OVA1[1] (95%CI)	92% (85.1–96.3)	54% (48.6–58.3)	31% (26.0–37.0)	97% (93.6–98.5)
Overa (95%CI)	Equal	Substantially Improved	Substantially Improved	Equal
Veracyte[2] Afirma GEC	92%	52%	32-47%	93-96%

1. Bristow RE, et al., Gynecol Oncol. 2013;128:252-259
2. Alexander EK, et al., N Engl J Med. 2012 Aug 23;367(8):705-15
2015 ASCO poster on OVA2 validation available upon request as PDF or hardcopy

- Overa performance exceeds OVA1 performance statistically
- Overa performance meets or exceeds OVA1
- Overa performance lower than OVA1, but not statistically different

We Save More Lives and Reduce More Cost By Evolving Our Strategy

To radically improve patient care, we have expanded our scope by classifying **all** pelvic mass patients to determine the best disease management care path

500K to 1M pelvic masses diagnosed[1]

- **100-300K[1]** → Correct referral for ovarian cancer surgery
- **400-700K[1]** → Correct treatment pathway
  - Benign Gynecologic Disease
  - Malignant Gynecologic Disease

Diagnostic Applications

- Surgery vs. watchful waiting, best surgical approach
- Recurrence and monitoring
- Improved malignancy detection
- ID of other pelvic mass disease

VERMILLION

1. Company estimates

Building on Our Foundation

To impact this expanded scope, biomarkers alone are limited in terms of needed algorithm development and accuracy



Unparalleled Data Registry
Clinical Data
Imaging/
Other Modalities
Biomarkers
Algorithm Platform

Impact more than 1M patients[1]

A platform that can be commercially replicated

1. Company estimates

Building on Our Foundation - Our Expertise

OVA SERIES + IMAGING

OVA Series:
- ✔ FDA
- ✔ Biomarkers
- ✔ Algorithm development
- ✔ Multi-center studies
- ✔ IP

Imaging:
- ✔ Proof of concept studies

PROVEN COMPETENCIES

→ OVA^{x}, future products

Expanded Opportunity Size (U.S.)


>1M TAM
Differential Dx of pelvic disease
250K - 1M TAM
Rule out; watchful waiting, surgical choice, disease progression, recurrence monitoring
100K - 300K TAM
Guided referral

$1.2B - $2.4B

$440M - $880M

$67M - $200M

All TAM and revenue numbers according to Company estimates

The Value of Vermillion's Solution for all Customers

To Patients

- Improve time to Tx
- **Low risk**: peace of mind
- **High risk**: get to the right specialist

To Providers

- Improved differential Dx
- **Low risk**: keep patient
- **High risk**: refer to Gyn Onc
- Increased control of quality outcomes in ACA climate

To Payers

- Best care pathway compliance
- Reduction in unnecessary procedures
- Right Tx / right patient / right cost

Product Pipeline of ASPiRA Labs


Overera plus
Overa®
KEY PLATFORM
OVA^X
DxA
DxA-2
2015
2016
2017
2018
2019
2020

Product	OVA1®	Overa	Overa plus	OVA^X	DxA	DxA-2
Proposition	Correct specialist referral	Correct specialist referral	Rule-out, surgical pathway choice, progression	Rule-out, surgical pathway choice, progression	Previous, plus differential Dx of endometriosis	Previous, plus differential Dx of PCOS
Market size[1]	100-300K	100-300K	250K-1M	250K-1M	>1M	>1M
Supporting studies	Ueland, et al. Bristow, et al.	Clinical and analytic validation studies	Goodrich, et al.	Symptom index studies	TBD	TBD

← Data Registry →

1. Company estimates

Our Roll-Out Plans Include US and International Opportunities

U.S.

Top down, high-touch approach to IDNs, systems, ACOs



Bottom up low-touch approach to patients, providers

INTERNATIONAL

2015: CE marked and ISO certified
2016: Phased geographic roll-out with selected partners*



IVD or service offering

← IVD/Service Offering →

*Overera® platform: Roche Cobas 6000 (10,000 installed worldwide) according to
http://www.cobas.com/home/product/clinical-and-immunochemistry-testing/cobas-6000-analyzer-series.html

Commercialization Strategy



Payer strategy to increase utilization and average unit price
Payers
(Managed markets, Strategic Account Managers and Regional Managers)
Influence Gyn Oncs to drive volume in referral base
ASPiRA Labs
(Testing and patient data)
Key opinion leader strategy in hospital systems and regional lab contracts to drive care pathways and stable revenue
Gyn Onc OB/Gyn
(Customer Account Managers and Market Development Specialists)
Hospital Systems / Regional Labs
(SAMs and CSSs)

OVA1® Coverage YTD - Patient Lives in Millions

Goal: Targeted Growth with Positive Coverage Decisions


Target:
National
Payer
30M
20M
10M
Medi-Cal
CareFirst
Michigan
Arkansas
Louisiana
Medicare
Novitas
6/2014
12/2015

Additional ~80M in network lives through strategic national PPO networks including Multiplan, Three Rivers and Stratos provider networks

Cost Effectiveness Model Analysis

Assay	Lab	List Price	ICER
OVA1*	ASPiRA	~$1,495	$12,189/QALY[1]
OVA1**	ASPiRA	~$1,495	$35,094/QALY[1]
BRCA1/2	Myriad Genetics	~$4,040	$36,845/QALY[2]
Oncotype DX	Genomic Health	~$4,175	$15,578/QALY[3]
Threshold to be considered cost effective			$50,000/QALY

Incremental cost-effectiveness ratio (ICER): Average incremental cost associated with one additional unit of the measure of effect (i.e., QALY) between two possible interventions

Quality-adjusted life-year (QALY): A measure of quality of life that takes into account both the quantity and the quality of life generated by interventions

*Compared to CA-125II **Compared to modified ACOG guidelines

1. Forde GK, et al., Curr Med Res Opin. 2015 Dec 7:1-9.
2. Li Q, et al., San Antonio Breast Cancer Symposium 2011, San Antonio, TX
3. Vanderlaan BF, et al., 2011. Am J Manag Care. 2011;17(7):455-464

Experienced Management Team in Place

	Title	Experience
Valerie Palmieri	President and CEO	DIANON Systems; LabCorp; Momentum Consulting
Donald Munroe, Ph.D.	SVP Business Development and Chief Scientific Officer	Beckman Coulter; Corning; Invitrogen life technologies
Judith Wolf, M.D.	Chief Medical Officer	Banner MD Anderson Cancer Center; MD Anderson Cancer Center
Laura Miller	SVP Sales / Customer Experience	HealthTronics; LabCorp; Ventana
David Jansen	VP of Marketing	Myriad; Bacchus Vascular; Bard Access Systems
Eric Schoen	VP, Finance & Chief Accounting Officer	Borland; Trilogy; pwc
Fred Ferrara	Chief Information Officer	Aurora Diagnostics; DIANON Systems; LabCorp
Patrick Carpenter	GM of ASPiRA Labs	Miraca Life Sciences; DIANON Systems; Quest Diagnostics

2015 Achievements / 2016 Anticipated Milestones

- ✓ Overa® FDA submission - March 6, 2015
- ✓ Quest settlement and testing services agreement - March 11, 2015
- ✓ Strategic partnership and quality benchmarking study with Kaiser Permanente (Southern California) announced - April 14, 2015
- ✓ Disclose Overa data (ASCO) - May 29, 2015
- ✓ Overa CE mark registration - October 12, 2015
- ✓ NCCN Guideline submission - October 14, 2015
  - Engage with SGO on new position statement for Overa
- ✓ Publish OVA1 cost effectiveness data - December 4, 2015
- Overa FDA clearance and launch expected - Q1 2016
- Publication of Overa data expected – Q1 2016
- Receive positive medical policy coverage with at least one major health plan expected – H1 2016
  - **Positive medical policy with BCBS of Michigan - April 27, 2015**
  - Positive medical policy with CareFirst BCBS - August 19, 2015
  - Positive medical policy with Medi-Cal - December 1, 2015
- Unparalleled pelvic mass registry expected to be initiated - H2 2016

Current Financial Priorities

- Price (maintain / build value)
- Sales ramp / penetration (build on existing market share / call point)
- Margins (>80% over 2016 - 2019)
- Reimbursement - revenue cycle management

Vermillion Expects to Be a Market Leader by 2020 / Anticipated Milestones


Volume multipliers - regional lab strategy, DTW
Overa plus anticipatory studies – imaging, symptom index, Q3 2016
OVA[x] validation studies
NCCN, SGO, ASCO, ACOG guidelines
Overa® cleared validation, HECON
OVA[x] HECON, DxA validation studies
DxA HECON studies
Overa
Overa plus
OVA[x]
DxA
DxA II
2015
2016
2017
2018
2019
2020
Gain positive Medical Policy at major health plans (40M)
Increase in contracting for Overa ~80% coverage
Medical Policy for OVA[x] auto add to existing contracts
Medical Policy for DxA auto add to existing contracts

Sustainable Advantages, Tailwinds and Headwinds

Sustainable Advantages

- Biomarker IP
- Trade secret algorithm
- ASPiRA Labs data structure and source

Tailwinds

- FDA process experience
- Robust clinical / health economics publication pipeline
- World-class clinical partners

Headwinds

- Payer contracting – driving rigorous plan forward
- Test adoption / habit
- Cumbersome guideline process
- Quest transition

Vermillion's Strategy: Built for the Future

Strategic Strengths and Capabilities	Myriad	Gx Health	Exact Sci	VRML/ ASPiRA
FDA-cleared product	✗*	✗	✓	✓
Unique Category 1 CPT code (AMA)	✓	✓	✓	✓
Medicare Coverage/Gap Fill Pricing	✓	✓	✓	✓
IVD kit	✗	✗	✗	✓
CLIA lab for LDTs	✓	✓	✓	✓
Multi-modal predictive analytics	✗	✗	✗	✓
Proprietary disease registry/samples	✓	✓	✓	✓
Leading peer-reviewed publications	✓	✓	✓	✓
Strong outreach: KOLs/advocacy	✓	✓	✓	✓

Creating Value by Embracing the Challenging Future of Healthcare

*BRACAnalysis®

Conclusions

- First of its kind, FDA-cleared multi-variate technology platform
- In two pivotal trials, OVA1® detected >80% cancers missed by clinical assessment[1,2]
- Market leader expertise: biomarkers, algorithm development and clinical/data partnering to develop solutions
- Risks mitigated
  - Strong barriers to entry (trade secret algorithm, pending patent applications covering OVA1 and Overa products, issued patents covering various ovarian cancer biomarkers)
  - Experienced management team
- Scalability to non-Quest clients / other geographies and arenas beyond ovarian health

1. Bristow RE, et al., Gynecol Oncol. 2013;128:252-259
2. Ueland FR, et al., Obstet Gynecol. 2011 Jun;117(6):1289-97



www.vermillion.com

Corporate Headquarters

12117 Bee Caves Rd.
Building III, Suite 100
Austin, TX 78738

Tel: (512) 519.0400
Fax: (512) 439.6980

Investor Relations

Michael Wood
LifeSci Advisors LLC

Tel: (646) 597 6983
mwood@lifesciadvisors.com